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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                 Emerging Markets Infrastructure Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                    THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.



Dear Shareholder:

Please accept our thanks for sending in your WHITE Proxy Card.

To avoid the possibility of the validity of your WHITE Proxy Card being challenged or disqualified for the reason(s) indicated below, we are requesting that you sign, date and mail the enclosed new WHITE Proxy Card with the correction indicated below in the self-addressed envelope provided for your convenience. This WHITE Proxy Card will automatically revoke any previous WHITE Proxy Card when it is returned to us.

/ /  YOUR PREVIOUS WHITE PROXY WAS UNSIGNED.  (If signing as attorney, executor,
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/ /  YOUR PREVIOUS WHITE PROXY WAS UNDATED.  (Please date, sign and return the
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/ /  YOUR PREVIOUS WHITE PROXY OMITTED YOUR TITLE OR AUTHORITY.  (If signing as
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/ /  OTHER
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Since time is of the essence, we would greatly appreciate your signing, dating and mailing the enclosed WHITE Proxy Card as soon as possible. Please mail it in the envelope provided for your convenience. Once again, we greatly appreciate your support.

Sincerely,



THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.